Nuveen Multi-Manager Large-Cap Value Fund

Summary Prospectus   |   October 29, 2010, as supplemented January 31, 2011

Ticker: Class A–NNGAX, Class B–NNGBX, Class C–NNGCX, Class R3–NMMTX, Class I–NNGRX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated October 29, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-65 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	—
Other Expenses	0.28%	0.28%	0.28%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.26%	2.01%	2.01%	1.50%	1.00%
Fee Waivers and Expense Reimbursements[2]	(0.07%)	(0.07%)	(0.07%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.19%	1.94%	1.94%	1.44%	0.94%
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.
2	The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% (1.20% after October 31, 2011) of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$689	$597	$197	$147	$96	$689	$197	$197	$147	$96
3 Years	$945	$924	$624	$468	$312	$945	$624	$624	$468	$312
5 Years	$1,221	$1,176	$1,076	$813	$547	$1,221	$1,076	$1,076	$813	$547
10 Years	$2,004	$2,139	$2,332	$1,785	$1,219	$2,004	$2,139	$2,332	$1,785	$1,219

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The fund’s investment portfolio is managed by three sub-advisers, and the fund’s investment adviser maintains a strategic asset allocation of between 25% and 40% of the fund’s assets with each sub-adviser. The fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

Effective November 13, 2007, the fund, pursuant to shareholder approval, (a) modestly changed its investment objective and (b) added Symphony Asset Management LLC and Nuveen HydePark Group, LLC as sub-advisers to the fund. Therefore, the fund’s total returns shown below for the periods prior to November 13, 2007 are not necessarily indicative of the performance that the fund, as currently managed, would have generated.

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The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 3.16%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 16.94% and -21.89%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	15.32%	0.69%	1.52%
Class B	17.46%	1.01%	1.51%
Class C	21.43%	1.13%	1.36%
Class R3	22.06%	1.58%	1.84%
Class I	22.66%	2.15%	2.38%
Class A Returns After Taxes:
On Distributions	15.02%	-0.92%	0.43%
On Distributions and Sales of Shares	10.36%	0.45%	1.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%
Lipper Large-Cap Value Funds Category Average (reflects no deduction for taxes or certain expenses)	23.08%	-0.24%	2.04%

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Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Advisers

Institutional Capital LLC (“ICAP”)

Symphony Asset Management LLC (“Symphony”)

Nuveen HydePark Group, LLC (“HydePark”)

Portfolio Managers

Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, serve as the portfolio managers for the assets of the fund managed by ICAP. Mr. Senser, Chief Executive Officer and Chief Investment Officer of ICAP, has managed the fund since 1999. Mr. Wenzel, Executive Vice President and Director of Research at ICAP, has managed the fund since 1999.

Ross Sakamoto and Gunther Stein serve as the portfolio managers for the assets of the fund managed by Symphony. Mr. Sakamoto, Co-Director of Equity at Symphony, has managed the fund since July 30, 2010. Mr. Stein, Chief Investment Officer and Chief Executive Officer at Symphony, has managed the fund since June 16, 2010.

John W. Gambla, CFA, Rob A. Guttschow, CFA, Keith B. Hembre, CFA, and Walter A. French serve as the portfolio managers for the assets of the fund managed by HydePark. Mr. Gambla, Managing Director, Co-Chief Investment Officer and Portfolio Manager for HydePark, has managed the fund since 2007. Mr. Guttschow, Managing Director, Co-Chief Investment Officer and Portfolio Manager for HydePark, has managed the fund since 2007. Mr. Hembre, Managing Director of HydePark, has managed the fund since January, 2011. Mr. French, Senior Vice President of HydePark, has managed the fund since January, 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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